Second Quarter 2024 Results August 8, 2024 EXHIBIT 99.2

2ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Cautionary Statements Forward-Looking Statements: This presentation and the accompanying webcast include “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements about the following: our expected financial performance and outlook, including our 2024 guidance; operators’ expected operating and financial performance, including production, deliveries, estimates of mineral resources and mineral reserves, environmental and feasibility studies, technical reports, mine plans, capital requirements, liquidity, and capital expenditures; the timing of metal deliveries, including deferred amounts at Pueblo Viejo; and repayment of outstanding balances on our revolving line of credit. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a lower-price environment for gold, silver, copper, or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; contractual issues involving our stream or royalty agreements; the timing of deliveries of metals from operators and our subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; impact of health epidemics and pandemics; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including Item 1A. Risk Factors of our most recent Annual Report on Form 10-K. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward-looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. References to Years: All references in this presentation to years are to the twelve months ended or ending December 31 of the referenced year, unless otherwise noted. Statement Regarding Third-Party Information: Certain information provided in this presentation, including information about mineral resources and reserves, historical production, production estimates, property descriptions, and property developments, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, in certain cases including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties.

3ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Today’s Speakers Dan Breeze Senior VP, Corporate Development RGLD Gold AG Bill Heissenbuttel President and CEO Paul Libner Senior VP and CFO Martin Raffield Senior Vice President, Operations

4ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Q2 2024 Overview • Highlights • Revenue of $174.1M • Cash flow from operations of $113.5M • Net income of $81.2M, or $1.23/share • $1.25/share after adjustments1 • $26.3M dividends paid • $100M repaid on revolving credit facility • Balance sheet returned to net cash position • Available liquidity of approximately $1B • Other notable developments • Further $25M repaid on revolving credit facility after quarter end • Acquisition of additional royalty interests on the Back River Gold District

Acquisition of Additional Back River Royalties

Royalties acquired for $51M cash consideration:

1. Hill royalty
   - 0.7% NSR until receipt of C$5M royalty revenue, 0.35% NSR thereafter
2. KM royalty
   - 1.3% GSR (26.25% of a 5% GSR), payable after cumulative production of ~780,000 ounces
   - Hill royalty payments are a deduction

→ Together, equivalent to ~1.1% GSR over majority of Back River mine life*

* Royalty revenue expected to be taxed at 26.5% income tax rate

Both royalties cover all reserves, resources and potential extensions thereof on the Back River Gold District:


NUNAVUT
CANADA
Taloyoak
Cambridge Bay
Gjoa Haven
Kugaaruk
Kugluktuk
Omingmaktok (Bay Chimo)
Kingaok (Bathurst Inlet)
Marine Laydown Area
George Project
Goose Project
Northwest Territories
Nunavut
Yellowknife
250 km
Marine Laydown Area
GEORGE PROJECT
BOULDER PROJECT
BOOT PROJECT
GOOSE PROJECT
DEL PROJECT
25 km
= B2Gold permit

Source: B2Gold Corp.

- Back River Gold District is an 80km gold belt, with 5 mineral claim blocks covering ~580km^2
- All deposits at Goose are open along the 8km of iron formation
- 25,000m of drilling planned in the Back River Gold District in 2024

ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024
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6ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Back River Production and Reserve & Resource Estimates Notes: (i) Per update on Goose Project provided by B2Gold Corp., May 7, 2024. (ii) 2021 Updated Feasibility Study for the Goose Project dated March 3, 2021. (iii) Mineral Resources presented are inclusive of Mineral Reserves. (iv) Royal Gold previously owned a 51.25% interest in the KM royalty; royalty rates and production thresholds are approximate due to assumptions related to gold price and the timing and applicability of certain deductions and adjustments. - 50 100 150 200 250 300 350 2025 2026 2027 2028 2029 G o ld P ro d u c ti o n F o re c a s t (0 0 0 o z /y e a r) Approximate Applicable Royalty Rates to the Goose Project(iv): Cumulative gold production: 0 to 400k oz 400 to ~780k oz > ~780k oz Royalty rate: 0.7% NSR, declining to 0.35% NSR after C$5M royalty revenue 2.5% GSR 3.3% GSR • Goose Project under construction with first gold expected in in Q2 2025 and ramp-up to full production in Q3 2025 • B2Gold estimates total production of 3.3M ounces over 15 year mine life • 73% average conversion rate from Inferred Resources to M&I Resources Back River District Reserves and Resources Tonnes (M) Gold Grade (g/t) Contained Gold (M oz) P&P Reserves(ii) 18.7 5.97 3.6 M&I Resources(iii) 33.5 5.88 6.3 Inferred Resources 13.8 6.44 2.9 Goose Project Production Guidance(i) +310k oz+310k oz+310k oz+310k oz 120 - 150k oz

7ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 71% 29% Q2 2024 Revenue GEOs2 of 74,500 $174.1M Total Revenue Royalty Segment $51.1M Stream Segment $123.0M +34% YoY Higher contribution from Peñasquito and Robinson Lower contribution from Cortez Legacy Zone New revenue from Mara Rosa, Bellevue and Celtic/Wonder North +16% YoY Higher contribution from Mount Milligan, Andacollo, Wassa and Xavantina Lower contribution from Pueblo Viejo

8ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Operator Updates3 Mount Milligan • Preliminary Economic Assessment on target for H1 2025 completion • Includes review of tailings capacity, exploration and site optimization • 2024 guidance unchanged: 180,000 – 200,000 oz gold, 55 – 65M lb copper Pueblo Viejo • H2 2025 focus on recovery rate optimization • Plant throughput to ramp-up in H2 2025 Andacollo • Drought conditions limiting ore processing rates • Water use restrictions improved in Q2 and are expected to improve further in H2 2024

9ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Operator Updates3 Peñasquito • Strong mill performance and higher gold and zinc production from Chile Colorado pit in Q2 • Q3 production levels expected to remain steady • Gold production expected to increase with higher gold grades from Peñasco pit in Q4 Khoemacau • Equipment availability and turnover of skilled labor in Q2 • Measures to reduce dilution expected to improve ore grades • Commitment to expand copper production to 130kt/year by 2028 • Royal Gold area of interest includes expanded production from operating Zone 5 mine and Mango NE deposit

10ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Q2 2024 Revenue * LBMA PM fixing price for gold, LBMA daily fixing price for silver, LME settlement price for copper. Gold Silver Copper Others AVERAGE METAL PRICES* $1,976 $2,338 Q2 '23 Q2 '24 Gold $24.13 $28.84 Q2 '23 Q2 '24 Silver $3.84 $4.42 Q2 '23 Q2 '24 Copper +18% +15%+20% TOTAL REVENUE Q2 '23 Q2 '24 GOLD 74% Q2 2024 REVENUE BY METAL $174.1M $144.0M 10% 13% SILVER COPPER +21%

11ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Q2 2024 Financial Results • $174.1M revenue • $10.5M G&A • $35.7M DD&A, or $480/GEO2 • $2.5M interest expense • 18.9% effective tax rate • $81.2M net income, or $1.23/share • $82.6M net income, or $1.25/share, adjusted1 to exclude: • $1.3M, or $0.02/share – discrete tax expense • $113.5M operating cash flow

12ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 June 30, 2024 Liquidity • $50M drawn on revolving credit facility at June 30, 2024 • $100M repayments made during Q2 • Approximately $1B of liquidity available: • Revolving credit facility outstanding balance reduced to $25M after additional repayment of $25M on July 10, 2024 • Expect to repay $25M outstanding balance on August 12, 2024 • No material financial commitments June 30, 2024 Amount (US$ M) Undrawn revolving credit facility 950 Working capital 11 Total available liquidity $961

13ROYAL GOLD, INC. | SECOND QUARTER 2024 RESULTS | AUGUST 8, 2024 Endnotes 1. Adjusted net income and adjusted net income per share are non-GAAP financial measures. See Schedule A to the accompanying press release dated August 7, 2024, for more information. 2. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average LBMA PM fixing price for gold for that same period. 3. Certain information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators.

Tel. 303.573.1660 investorrelations@royalgold.com www.royalgold.com